Subordinated Notes Offering

June 2016

Northeast
BANCORP

NASDAQ: NBN

Forward Looking Statements

This presentation contains certain "forward-looking statements" about Northeast Bancorp (the "Company") within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to the Company's use of proceeds, plans, objectives and prospects. Forward-looking statements, which are based on various assumptions (some of which are beyond the Company's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology such as "believe," "expect," "estimate," "anticipate," "continue," "plan," "approximately," "intend," "objective," "goal," "project," or other similar terms or variations on those terms, or the future or conditional verbs such as "will," "may," "should," "could," and "would." Actual results could differ materially from those expressed or implied by such forward-looking statements as a result of, among other factors, changes in interest rates and real estate values; competitive pressures from other financial institutions; weakness in general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers' ability to service and repay the Company's loans; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation; the risk that the Company may not be successful in the implementation of its business strategy; the risk of compromises or breaches of the company's security systems; the risk that intangibles recorded in the Company's financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015 as updated in the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this report or to reflect the occurrence of unanticipated events.

Terms of Proposed Offering

Issuer:	Northeast Bancorp ("NBN", or the "Company")
Security:	Subordinated Notes of the Holding Company due 2026
Structure:	Regulation D Private Placement
Principal Amount:	$15 million
Term:	10 Year NC 5 Year Fixed/Floating Rate
Credit Rating:	BBB (Positive Watch) (Egan-Jones)
Covenants:	Consistent with regulatory requirements for Tier 2 capital treatment
Use of Proceeds:	Company will use the net proceeds from the sale of Subordinated Notes for general corporate purposes, including loan growth, the provision of additional liquidity, and working capital
Sole Placement Agent:	Sandler O'Neill + Partners, L.P.

Investment Highlights

- Experienced management team with long track record of success in executing national loan acquisition and origination niche business strategy
- Conservative credit culture and strong internal controls have produced solid asset quality record
- Current infrastructure has significant capacity for growth
- Strong regulatory capital position
- Measured, profitable, high yielding asset growth via national loan acquisition and origination group (100% core funded)
- Limited competitors in targeted loan acquisition space
- SBA Division leverages existing credit platform to generate noninterest income
- Diversified funding sources: retail, online (ableBanking), national listing services

COMPANY OVERVIEW AND STRATEGY

Company Overview and Strategy

- In 2010, Northeast Bancorp (the "Company"), the holding company to Northeast Bank (the "Bank"), a community bank founded in 1872 in Maine, was recapitalized by a team with an established national track record (Capital Crossing Bank) in the purchasing of performing commercial real estate loans at attractive risk-adjusted returns
- The Company offers traditional banking services through the Community Banking Division, which operates ten full-service branches that serve customers located in western, central, and southern Maine. The Company's Loan Acquisition and Servicing Group ("LASG") purchases and originates loans on a nationwide basis. In addition, the Company's SBA Division supports the needs of growing businesses nationally
- In connection with the 2010 recapitalization, as part of the regulatory approval process, the Company and the Bank made certain commitments to the Federal Reserve, the most significant of which are:
  1. Maintain tier 1 leverage ratio above 10%; at 3/31/16 it was 13.57% and 12.55%, for the Company and Bank, respectively
  2. Maintain total capital ratio of at least 15%; at 3/31/16 it was 17.79% and 16.54%, for the Company and Bank, respectively
  3. Limit purchased loans to within 40% of total loans; at 3/31/16, purchased loans were 33.17% of total loans, for both the Company and Bank
  4. Fund 100% of loans with core deposits[1]; at 3/31/16, loan to core deposit ratio was 93.48% and 92.22%, for the Company and Bank, respectively
  5. Hold Non-Owner Occupied CRE loans to within 300% of Total Capital; at 3/31/16, this ratio was 217.09% and 233.04%, for the Company and Bank, respectively
- Operating and Growth Strategy:
  - Continue to purchase and originate commercial loans nationally through the LASG
  - Expand its national SBA origination business
  - Continue expanding its Maine community banking franchise
  - Generate core deposits to fund loan growth through its branch network and ableBanking, a direct savings platform established as an additional channel to raise core deposits[1]

(1) Core deposits defined as non-maturity deposits and non-brokered insured time deposits

Experienced Management Team

Executive Team

Richard Wayne
Chief Executive Officer

- Responsible for all of the Company's business divisions
- Prior to joining Northeast, Mr. Wayne co-founded Capital Crossing Bank, which was a national leader in the acquisition and management of commercial loans

Patrick Dignan
EVP, Chief Credit Officer

- Responsible for ensuring sound credit quality throughout all business lines
- Former SVP at Capital Crossing Bank

Finance and Risk Management

Brian Shaughnessy
Chief Financial Officer

- Responsible for the Company's finance, accounting and treasury functions
- Former Senior Manager at KPMG LLP

Brian Pinheiro
Chief Risk Officer

- Responsible for maintaining the Company's enterprise risk management processes
- Former Managing Director at Corporate Finance Group, Inc. (CFGI) and Manager at Deloitte LLP

LASG

Christopher Hickey
Managing Director

- Oversees all aspects of the Company's commercial and managed loan portfolios nationwide
- Former Senior Vice President and Director of Asset Management at Capital Crossing Bank

James Krumsiek, Esq
Managing Director

- Oversees all legal aspects of the Company's business divisions
- Former Legal Counsel at Capital Crossing Bank and formerly Partner at Riemer & Braunstein, LLP

Brian Fenwick
SVP, Director of Loan Underwriting

- Manages all underwriting and due diligence activities for the LASG and SBA Division
- Former AVP in underwriting and asset management at Capital Crossing Bank

Theresa Morrison
SVP, Director of Real Estate Valuation

- Manages all aspects of commercial real estate valuation
- Former VP at Capital Crossing Bank

Community Banking Division

Jeanne Hulit
President, Community Banking Division

- Responsible for leading Northeast Bank's Community Banking Division in Maine
- Former Acting Administrator of the U.S. Small Business Administration ("SBA") and SVP at Citizens Bank

SBA Division

Jonathan Smith
SVP, Director of SBA Lending

- Responsible for the Company's SBA Division
- Former Regional Sales Manager for TD Bank's National SBA Program

Operations

Julie Jenkins
SVP, Director of Operations

- Responsible for the oversight of the Company's operations
- Formerly held senior operations positions at Sovereign Bank, Mt. Washington Bank and Abington Savings Bank

Overall Loan Composition


Loans to Brokers / Dealers Secured By Investment Grade Securities
$60mm
9%
Community Banking Commercial Loans
$88mm
13%
LASG Purchased Commercial Loans
$234mm
33%
Community Banking Residential / Consumer Loans
$123mm
18%
LASG Originated Commercial Loans
$170mm
24%
SBA National Loans
$24mm
3%

$699mm - Total Loans as of March 31, 2016

Overall Portfolio Average

- **Loan Size: $230.4 Thousand**
- **Loan Maturity: 9.4 Years[1]**
- **Loan Yield: 6.9%**
- **72% Fixed Rate, 28% Floating Rate**

(1) Weighted average contractual maturity of all loans as of March 31, 2016. Actual maturities often differ from contractual maturities, because borrowers have the right to prepay loans with or without prepayment penalties. Based upon NBN's historical repayment experience, NBN expects that the actual duration of loans in most categories will be less than the weighted average contractual maturity for that category, and that the actual duration of LASG purchased and originated loans will be materially less than the weighted average contractual maturity shown above

Overall Loan Growth and Mix



Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
Total $356
Total $435
Total $516
Total $612
Total $699
$84
$5
$151
$116
$167
$39
$138
$91
$203
$66
$155
$80
$12
$203
$118
$11
$138
$82
$60
$234
$170
$24
$123
$88
$60
6/30/12
6/30/13
6/30/14
6/30/15
3/31/16

	6/30/12	6/30/13	6/30/14	6/30/15	3/31/16
Average Yield	7.28%	9.11%	7.47%	7.73%	6.82%

- Loans to Broker/Dealers
- Community Banking Residential/Consumer
- LASG Commercial Originated
- Community Banking Commercial
- SBA National
- LASG Commercial Purchased

Northeast BANCORP

Overall Deposit Growth and Mix



Millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Total $422
Total $484
Total $574
Total $675
Total $753
$242
$45
$90
$45
$263
$84
$91
$46
$342
$84
$98
$50
$346
$169
$100
$60
$353
$234
$105
$61
6/30/12
6/30/13
6/30/14
6/30/15
3/31/16

	6/30/12	6/30/13	6/30/14	6/30/15	3/31/16
Average Cost of Deposits:	0.85%	0.85%	0.75%	0.80%	0.81%

■ Demand ■ Savings and Interest Checking ■ Money Market ■ Time

(1) Time deposits include total listing service deposits of $39mm, $37mm, $149mm, $170mm, and $197mm for 6/30/2012, 6/30/2013, 6/30/2014, 6/30/2015, and 3/31/2016, respectively, which are non brokered core deposits for purposes of regulatory core funding commitment

Northeast BANCORP

Overall Asset Quality Metrics

NPAs / Total Assets & NPLs / Total Loans



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NPAs/Assets
NPLs/Loans
1.04%
1.72%
1.04%
1.12%
1.22%
1.42%
1.46%
1.76%
1.02%
1.25%
6/30/12
6/30/13
6/30/14
6/30/15
3/31/16

Allowance for Loan Losses / NPLs



28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
13.48%
23.54%
18.66%
17.92%
25.41%
6/30/12
6/30/13
6/30/14
6/30/15
3/31/16

Allowance for Loan Losses / Gross Loans



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
ALLL / Gross Loans
ALLL / Gross Loans Adjusted(1)
0.23%
0.30%
0.26%
0.43%
0.26%
0.45%
0.31%
0.55%
0.32%
0.55%
6/30/12
6/30/13
6/30/14
6/30/15
3/31/16

NCOs / Average Loans[2]



0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.17%
0.21%
0.06%
0.03%
0.17%
6/30/12
6/30/13
6/30/14
6/30/15
3/31/16

(1) ALLL / Gross Loans Adjusted excludes loans to broker/dealers and purchased loans
(2) Ratio reflects trailing twelve months of net charge-offs divided by average loans for the same period

Northeast BANCORP

Overall Loan Credit Quality

LASG Purchased


2.87%
0.13%
1.87%
95.14%

LASG Originated


0.83%
99.17%

Community Banking Division


0.89%
0.10%
1.08%
97.93%

SBA Division


100.00%

Delinquency Status: Current | 30-59 Days | 60-89 Days | >90 Days

Note: Financial data as of March 31, 2016

Northeast BANCORP

Current Capital Structure and Ratios

Holding Company



12.24%
12.05%
13.57%
13.36%
17.47%
17.40%
17.79%
19.76%
TCE / TA
Leverage Ratio
Tier 1 Ratio
Total Capital Ratio

Bank



12.22%
13.49%
12.55%
13.83%
16.13%
17.97%
16.54%
18.38%
TCE / TA
Leverage Ratio
Tier 1 Ratio
Total Capital Ratio

March 31, 2016 Actual Capital Ratios | Pro Forma For Proposed Offering[1]

(1) Assumes $15 million subordinated debt raise with 90% of gross proceeds downstreamed to the Bank, 3.0% placement agent fee, and 20% risk-weighting on new assets

Northeast BANCORP

Sources of Holding Company Liquidity

- $9.7 million cash position at March 31, 2016
- Current and pro forma double leverage ratio of 99% and 111%, respectively
- Unused Bank lines of credit outstanding:
  - FHLB: $26 million
  - Federal Reserve: $2 million
  - PNC: $10 million
  - Bankers' Bank: $8 million

Interest Rate Risk Sensitivity

	Change in Net Interest Income	
		Cumulative Through
Interest Rate Scenario	Year 1	Year 2
Ramp		
- 100 bps	(1.22%)	(1.86%)
+ 200 bps	0.40%	(0.42%)
+ 400 bps	0.43%	(0.58%)
+ 500 bps	0.45%	(0.91%)
Shock		
- 100 bps	(3.09%)	(3.45%)
+ 100 bps	1.81%	1.15%
+ 200 bps	3.71%	2.36%
+ 300 bps	5.82%	4.12%
+ 400 bps	7.75%	5.85%

Note: Financial data based on December 31, 2015 interest rate risk analysis

COMMUNITY BANKING DIVISION

Community Banking Division

Branch Footprint


Wilton
Rumford
North Newry
Oxford
Jay
Mount Vernon
Waterville
Kennebec
Vassalboro
Livermore
Readfield Depot
West Paris
Leeds
Winthrop
Augusta
South Paris
Waterford
Androscoggin
Gardiner
East Pittston
Oxford
Auburn
Richmond
Bridgton
Lisbon
Bowdoinham
Naples
Sagadahoc
Brownfield
North Pownal
Bath
Hiram
Cumberland
Freeport
East Harpswell
Windham
Cumberland Foreside
Standish
Newfield
Buxton
Gorham
Portland
York
Hollis Center
South Portland
Shapleigh
Biddeford

Loan Portfolio Composition (3/31/2016)


C&I
$14.3mm
7%
Consumer
$6.3mm
3%
CRE: Owner Occupied
$21.1mm
10%
Residential Real Estate
$97.4mm
46%
CRE: Non-Owner Occupied
$52.5mm
25%
Home Equity
$19.1mm
9%

Overall Portfolio Average

- Loan Size: $87 Thousand
- Loan Maturity: 14 Years
- Loan Yield: 4.9%
- 82% Fixed Rate, 18% Floating Rate

Northeast BANCORP

Community Banking Division

- **1 – 4 Family ($97.4 Million)**
  - Average Loan Size: $196.5 thousand
  - Weighted-Average Loan Maturity: 21.2 years
  - Weighted-Average Loan Rate: 4.58%
  - Weighted-Average FICO Score: 726
  - 70% Fixed Rate, 30% Floating Rate

- **Multi-Family ($9.4 Million)**
  - Average Loan Size: $144.4 thousand
  - Weighted-Average Loan Maturity: 11.8 years
  - Weighted-Average Loan Rate: 4.95%
  - 20% Fixed Rate, 80% Floating Rate

- **C&I ($14.3 Million)**
  - Average Loan Size: $140.6 thousand
  - Weighted-Average Loan Maturity: 4.4 years
  - Weighted-Average Loan Rate: 4.01%
  - 84% Fixed Rate, 16% Floating Rate

- **CRE ($64.2 Million)**
  - Average Loan Size: $247.9 thousand
  - Weighted-Average Loan Maturity: 9.5 years
  - Weighted-Average Loan Rate: 5.07%
  - 46% Fixed Rate, 54% Floating Rate

Note: Portfolio includes $19.1 million of Home Equity loans with an average balance of $29 thousand, WA loan rate of 4.5%, WA loan maturity of 6.8 years and average FICO score of 743;
Portfolio includes $6.3 million of Consumer loans with an average balance of $13 thousand, WA loan rate of 8.5%, WA loan maturity of 7.6 years and average FICO score of 699

Community Banking Division – Largest Lending Relationships

Ranking	Portfolio Type	Exposure	Risk Rating
1	CRE NOO	$ 9,175,766	Pass
2	1-4 Family	4,661,983	Pass
3	C&I	4,108,557	Pass
4	C&I	3,270,946	Pass
5	CRE NOO	3,175,338	Pass
6	Other Construction Land	2,825,265	Pass
7	CRE NOO	2,717,144	Pass
8	C&I	2,402,280	Pass
9	CRE NOO	2,326,526	Pass
10	CRE OO	1,895,414	Pass
11	C&I	1,804,930	Pass
12	C&I	1,638,665	Pass
13	C&I	1,433,836	Pass
14	CRE OO	1,383,401	Pass
15	1-4 Family	1,322,567	Pass
16	CRE NOO	1,309,912	Pass
17	1-4 Family	1,293,489	Pass
18	CRE OO	1,172,445	Pass
19	Multi-Family 5+	1,079,872	Pass
20	CRE OO	1,074,683	Pass
		$50,073,017	

Note: Financial data as of March 31, 2016

SBA DIVISION

SBA Division

- Hired Jeanne Hulit, Former Acting Administrator of the SBA, and Jonathan Smith, Former Regional Sales Manager for TD Bank's National SBA Program, and launched the SBA Division in November 2014
- Originates loans to small businesses nationwide, utilizing the SBA's 7(a) program which provides a partial government guarantee
- The Company typically sells the SBA-guaranteed portion of the variable-rate originations (generally 75% of the principal balance) at a premium in the secondary market
- The Company has closed $71 million of loans, and recognized gains on sale of $5.1 million since the inception of the program in November 2014
- Servicing retained on sales; $74.9 million servicing portfolio[1] and $1.6 million servicing asset at March 31, 2016

Loan Portfolio Composition (3/31/2016)



C&I
$4.8mm 20%
CRE
$19.7mm 80%

Overall Portfolio Average

- **Loan Size[2]: $225.2 Thousand**
- **Loan Maturity: 20 Years**
- **Loan Yield: 5.9%**
- **5% Fixed Rate, 95% Floating Rate**

(1) Of the $74.9 million servicing portfolio, $49.1 million is related to originations since the program's inception
(2) Average loan size represents the unguaranteed portion of loans sold plus the total amount of unsold loans. The average originated loan balance – before the sale of the guaranteed portion – is $868.8 thousand

SBA Division

- **CRE ($19.7 Million)**
  - Average Loan Size: $297.6 thousand
  - Weighted-Average Loan Maturity: 22.7 years
  - Weighted-Average Loan Rate: 5.76%
  - 1% Fixed Rate, 99% Floating Rate
- **C&I ($4.8 Million)**
  - Average Loan Size: $121.6 thousand
  - Weighted-Average Loan Maturity: 9.9 years
  - Weighted-Average Loan Rate: 5.87%
  - 10% Fixed Rate, 90% Floating Rate

SBA Division – Largest Lending Relationships

Ranking	Portfolio Type	Exposure[1]	Risk Rating
1	CRE	$ 1,450,000	Pass
2	CRE	1,438,502	Pass
3	CRE	1,220,098	Pass
4	CRE	1,177,419	Pass
5	CRE	1,107,000	Pass
6	CRE	1,054,361	Pass
7	CRE	942,438	Pass
8	C&I	936,000	Pass
9	CRE	833,802	Pass
10	C&I	803,696	Pass
11	CRE	706,654	Pass
12	CRE	629,393	Pass
13	CRE	564,637	Pass
14	CRE	525,933	Pass
15	CRE	508,666	Pass
16	CRE	500,563	Pass
17	CRE	492,126	Pass
18	C&I	476,574	Pass
19	CRE	470,663	Pass
20	C&I	441,007	Pass
		$16,279,532	

(1) Total exposure for SBA loans represents the unguaranteed portion of these loans, where applicable, as a majority of the guaranteed portion of these loans is sold into the secondary market

Note: Financial data as of March 31, 2016

LOAN ACQUISITION AND SERVICING GROUP

LASG

- The LASG purchases and originates commercial loans secured by income-producing collateral nationwide
- The LASG's loan purchasing strategy involves the acquisition of commercial loans, typically secured by real estate or other business assets located throughout the US. The LASG includes a team of credit analysts, real estate analysts, servicing specialists and legal counsel with extensive experience in the loan acquisition business. The Company acquires commercial loans typically at a discount to their unpaid principal balances. Loans acquired by the LASG are, with limited exceptions, performing loans at the date of purchase. While the Company acquires loans on a nationwide basis, it seeks to avoid significant concentration in any geographic region or in any one collateral type
- In addition to purchasing loans, the LASG also originates commercial loans on a nationwide basis. Capitalizing on the purchased loan infrastructure, LASG is in a position to review and act quickly on a variety of lending opportunities. Risk management, approvals, underwriting and other due diligence for these loans is similar to purchased loans, with the exception of the appraisal and documentation process, which mirrors more traditional lenders

Purchased Loan Portfolio Composition



C&I
$0.2mm 0%
Residential Real
Estate
$2.6mm 1%
CRE: Owner
Occupied
$84.6mm 36%
CRE: Non Owner
Occupied
$146.2mm 63%

Originated Loan Portfolio Composition



CRE: Non-Owner
Occupied
$69.4mm 30%
C&I[1]
$130.9mm 57%
CRE: Owner
Occupied
$29.8mm
13%

Collateral By State[2] (Total LASG Portfolio)



CA
19%
NY
16%
NJ
7%
IL
5%
TX
5%
AZ
4%
FL
3%
Non-Real Estate
18%
All Other
23%

(1) LASG Originated C&I includes $60 million of loans to broker/dealers
(2) Excludes $60 million of loans to broker/dealers

Note: Financial data as of March 31, 2016

LASG Purchased Loan Book – Return Summary[1]

- **Three components drive return:**
  - Regularly scheduled interest and accretion
  - Gain on loan sales
  - Accelerated accretion and fees recognized on loan payoffs
- NBN often achieves results in excess of its targeted yields when a loan is prepaid

	For the Fiscal Year Ended June 30,				9 Mos. Ended,
	2012	2013	2014	2015	3/31/2016
Regularly Scheduled Interest & Accretion	9.64%	9.35%	8.75%	8.48%	8.25%
Gain on Loan Sales	2.22%	2.40%	0.38%	0.36%	0.00%
Accelerated Accretion & Fees Recognized on Loan Payoffs	6.71%	6.58%	2.63%	4.49%	1.63%
Total	18.57%	18.33%	11.76%	13.33%	9.88%

(1) The total return on purchased loans represents scheduled accretion, accelerated accretion, gains on asset sales, and other noninterest income recorded during the period divided by the average invested balance, on an annualized basis; the total return does not include the effect of purchased loan charge-offs or recoveries

LASG - By Collateral Type[1]

- **Multi-Family ($46.6 Million)**
  - Average Loan Size: $574.8 thousand
  - Weighted-Average Loan Maturity: 12.0 years
  - Weighted-Average Loan Rate: 5.93%
  - 41% Fixed Rate, 59% Floating Rate

- **Office ($30.5 Million)**
  - Average Loan Size: $508.0 thousand
  - Weighted-Average Loan Maturity: 7.6 years
  - Weighted-Average Loan Rate: 6.12%
  - 38% Fixed Rate, 62% Floating Rate

- **Retail ($71.3 Million)**
  - Average Loan Size: $679.1 thousand
  - Weighted-Average Loan Maturity: 6.7 years
  - Weighted-Average Loan Rate: 5.90%
  - 41% Fixed Rate, 59% Floating Rate

- **Hospitality ($77.1 Million)**
  - Average Loan Size: $1.1 million
  - Weighted-Average Loan Maturity: 8.6 years
  - Weighted-Average Loan Rate: 5.84%
  - 23% Fixed Rate, 77% Floating Rate

- **Industrial ($59.4 Million)**
  - Average Loan Size: $732.7 thousand
  - Weighted-Average Loan Maturity: 7.9 years
  - Weighted-Average Loan Rate: 5.58%
  - 40% Fixed Rate, 60% Floating Rate

- **Other CRE ($111.2 Million)**
  - Average Loan Size: $1.0 million
  - Weighted-Average Loan Maturity: 4.9 years
  - Weighted-Average Loan Rate: 5.49%
  - 52% Fixed Rate, 48% Floating Rate

(1) Excludes $68 million of loans to broker/dealers and securities

LASG - Largest Lending Relationships

Ranking	Portfolio Type	Total Unpaid Balance	Net Investment Balance[1]	Risk Rating	Type
1	C&I	$ 10,813,314	$ 10,813,314	Pass	Originated
2	CRE NOO	8,022,280	8,022,280	Pass	Originated
3	CRE NOO	7,633,808	7,633,808	Pass	Originated
4	CRE NOO	6,850,380	6,850,380	Pass	Originated
5	C&I	6,219,897	6,219,897	Pass	Originated
6	C&I	6,185,647	6,185,647	Pass	Originated
7	CRE NOO	6,112,226	6,112,226	Pass	Originated
8	CRE NOO	5,786,741	5,786,741	Pass	Originated
9	CRE NOO	5,631,074	5,655,133	Pass	Purchased
10	CRE NOO	5,872,378	5,649,463	Pass	Purchased
11	CRE NOO	6,205,985	5,601,485	Pass	Purchased
12	CRE OO	5,804,735	5,511,472	Pass	Purchased
13	C&I	5,024,405	5,024,405	Pass	Originated
14	CRE OO	4,849,824	4,849,824	Pass	Originated
15	CRE NOO	4,627,023	4,798,803	Pass	Purchased
16	CRE NOO	4,720,000	4,733,641	Pass	Purchased
17	C&I	4,685,279	4,685,279	Pass	Originated
18	C&I	4,245,000	4,245,000	Pass	Originated
19	CRE NOO	3,740,072	3,740,072	Pass	Originated
20	C&I	1,090,677	1,090,677	Pass	Originated
	Total	**$114,120,742**	**$113,209,546**		

(1) Net investment balance represents the amount invested in the purchase of a loan accounted for under ASC 310-30

Note: Financial data as of March 31, 2016

Northeast BANCORP

PROFITABILITY

Net Income From Continuing Operations



Thousands
$8,000
$6,000
$4,000
$2,000
$0
$862
$4,295
$2,700
$7,141
4,976
$5,421
2012
2013
2014
2015
2015
2016
Fiscal Year Ended June 30,
Nine Months Ended March 31,

Note: Decreased net income from continuing operations in 2014 attributable to (i) lower noninterest income resulting from fewer loan sales due to strategic retention of residential loans to increase purchasing capacity, (ii) decreases in one-time benefits including gains on sales of securities, REO and BOLI income and, (iii) increased noninterest expense due primarily to one-time severance payments resulting from the elimination of two senior employees in the Community Banking Division and restructuring the IT department. Excluding severance and other one-time costs associated with the restructuring of NBN's IT department, net of a legal settlement recovery, all of which NBN considers to be non-core, net operating earnings were $3.6 million for the year ended June 30, 2014, compared to net operating earnings of $4.8 million on a comparable basis for the year ended June 30, 2013

Noninterest Income


Thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$6,894
$1,111
$568
$3,832
$1,383
$9,306
$792
$1,546
$5,320
$1,648
$4,869
$569
$2,656
$1,644
$7,089
$897
$4,698
$1,494
$4,078
$655
$2,334
$1,089
$5,362
$248
$3,850
$1,264
2012[1]
2013[1]
2014
2015
2015
2016
Fiscal Year Ended June 30,
Nine Months Ended March 31,
Fees for other services to customers
Gains on sale of loans
Other
Net securities gains

(1) Investment commissions of $2.8 million and $2.9 million are excluded in fiscal year 2012 and 2013, respectively, because the Company discontinued the Investment Brokerage Division in fiscal year 2014

Northeast BANCORP

Profitability Metrics



ROAA
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.36%
0.64%
0.37%
0.89%
0.82%
2012
2013
2014
2015
3/31/16 YTD[1]
Fiscal Year ended June 30,



ROAE
8.00%
6.00%
4.00%
2.00%
0.00%
3.03%
3.79%
2.39%
6.35%
6.33%
2012
2013
2014
2015
3/31/16 YTD[1]
Fiscal Year ended June 30,



Efficiency Ratio
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
93.1%
81.4%
86.9%
73.3%
71.7%
2012
2013
2014
2015
3/31/16 YTD
Fiscal Year ended June 30,



Net Interest Margin
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.69%
4.62%
4.56%
4.88%
4.53%
2012
2013
2014
2015
3/31/16 YTD[1]
Fiscal Year ended June 30,

(1) Annualized

Interest Coverage

$ in thousands

Assumptions	
% of Subordinated Debt Downstreamed to Bank	90%
Subordinated Debt Issuance Amount	$15,000
Interest Rate	7.0%

	For the Period Ended June 30:				LTM Q3 FY16
	2013	2014	2015	LTM Q3 FY16	Pro Forma
Bank-Level Equity	$93,746	$98,074	$106,758	$113,055	$113,055
Consolidated Equity	113,802	112,066	112,839	114,526	114,526
Double Leverage Ratio	82.38%	87.51%	94.61%	98.72%	98.72%
Proposed Subordinated Debt Offering Downstreamed to Bank					$13,500
Pro Forma Bank-Level Equity Assuming 90% Downstreamed to Bank					126,555
Pro Forma Double Leverage Ratio					110.50%
Interest Coverage					
Total Deposit Interest	$4,098	$4,123	$5,010	$5,797	$5,797
Other Borrowing Interest	2,498	2,530	2,210	1,841	1,841
Subordinated Debt Interest - 7.0%	--	--	--	--	1,050
Total Interest Expense	6,596	6,653	7,220	7,638	8,688
Pre-tax Income	6,176	4,279	11,108	11,063	10,013
Interest Coverage (including deposit expense; including subordinated debt offering)	1.94x	1.64x	2.54x	2.45x	2.15x
Interest Coverage (excluding deposit expense; including subordinated debt offering)	3.47x	2.69x	6.03x	7.01x	4.46x

Northeast BANCORP

APPENDIX

Historical Financial Summary

(Dollars in millions)	Fiscal Year Ended June 30,				Nine Months Ended March 31	
	2012	2013	2014	2015	2015	2016
Total Assets	$669.2	$670.6	$761.9	$850.8	$832.9	$922.7
Net Loans	$365.3	$442.8	$527.0	$619.2	$581.9	$702.2
Total Loan Volume	$249.6	$323.8	$196.3	$372.1	$256.7	$284.5
Originated Loans						
LASG (Purchased and Originated)	$107.1	$158.5	$146.1	$213.2	$156.1	$160.1
Community Banking Residential	$136.3	$158.5	$44.7	$104.6	$76.2	$68.3
Community Banking Commercial	$6.2	$6.8	$5.5	$20.7	$13.5	$19.0
SBA[(1)]	$0.0	$0.0	$0.0	$33.6	$10.9	$37.1
Total Deposits	$422.2	$484.6	$574.3	$674.8	$655.2	$752.9
Common Shareholders Equity	$119.1	$113.8	$112.1	$112.8	$112.5	$114.5
Texas Ratio[(2)] (%)	7.29	8.64	12.09	16.69	17.36	12.69
Capital Ratios						
Tier 1 Leverage Ratio (%)	19.91	17.78	15.90	14.42	14.96	13.57
Tier 1 Risk Based Capital Ratio (%)	33.12	27.29	23.41	19.72	20.90	17.47
Total Risk Based Capital Ratio (%)	33.34	27.54	23.69	20.04	21.21	17.79
TCE / TA (%)	17.25	16.53	14.39	13.02	13.26	12.24

(1) SBA loans closed during the nine months ended March 31, 2016 include $34.7 million of funded loans. SBA Division launched in November 2014.
(2) Texas Ratio defined as NPA & Loans 90+/ Tangible Common Equity + ALLL

Historical Income Statement

(Dollars in thousands)	Fiscal Year Ended June 30,				Nine Months Ended March 31,	
	2012	2013	2014	2015	2015	2016
Total interest and dividend income	27,014	36,543	38,371	44,588	33,402	34,408
Total interest expense	6,317	6,596	6,653	7,220	5,385	5,739
Net interest and dividend income	20,697	29,947	31,718	37,368	28,017	28,669
Provision for loan losses	946	1,122	531	717	477	1,301
Total noninterest income	6,893	9,306	4,869	7,089	4,078	5,362
Total noninterest expense	25,680	31,955	31,777	32,604	23,832	24,417
Pre-tax income from continuing operations	964	6,176	4,279	11,136	7,786	8,313
Income tax expense	102	1,881	1,579	3,995	2,810	2,892
Net income from continuing operations	862	4,295	2,700	7,141	4,976	5,421
Net gain (loss) from discontinued operations	1,301	125	(8)	0	0	0
Net income	**2,163**	**4,420**	**2,692**	**7,141**	**4,976**	**5,421**

Northeast BANCORP

Historical Balance Sheet

(Dollars in thousands)	As of June 30,				As of March 31,	
	2012	2013	2014	2015	2015	2016
Cash and Cash Equivalents	$128,274	$65,934	$82,259	$89,850	$105,073	$91,452
Securities	133,264	121,597	113,881	101,908	105,523	90,491
Total Cash & Securities	261,538	187,531	196,140	191,758	210,596	181,943
Gross Loans Held for Investment	356,254	435,376	516,416	612,137	579,193	699,070
Loans Held for Sale	9,882	8,594	11,945	9,035	4,439	5,355
Less: Loan Loss Reserve	824	1,143	1,367	1,926	1,741	2,223
Net Loans	365,312	442,827	526,994	619,246	581,891	702,202
Total OREO	834	2,134	1,991	1,651	3,694	690
Total Intangible Assets	4,487	3,544	2,798	2,209	2,338	1,840
Total Servicing Rights	98	184	300	1,114	429	1,630
Fixed Assets	9,205	10,075	9,135	8,253	8,095	8,101
Total Other Assets	27,722	24,344	24,573	26,599	25,885	26,283
Total Assets	$669,196	$670,639	$761,931	$850,830	$832,928	$922,689
Total Deposits	$422,188	$484,623	$574,329	$674,759	$655,177	$752,949
Senior Debt	112,753	55,801	57,565	43,942	44,570	34,046
Trust Preferred	8,106	8,268	8,440	8,626	8,578	8,771
Total Debt	120,859	64,069	66,005	52,568	53,148	42,817
Total Other Liabilities	7,010	8,145	9,531	10,664	12,116	12,397
Total Liabilities	550,057	556,837	649,865	737,991	720,441	808,163
Preferred Equity	4,227	0	0	0	0	0
Common Equity	114,912	113,802	112,066	112,839	112,487	114,526
Total Equity	119,139	113,802	112,066	112,839	112,487	114,526
Total Liabilities and Shareholders Equity	$669,196	$670,639	$761,931	$850,830	$832,928	$922,689

Contact Information

Corporate Headquarters
Northeast Bancorp 500 Canal Street Lewiston, ME 04240 (207) 786-3245 200 Berkeley Street, 17th Floor Boston, MA 02116 (617) 585-3200 www.northeastbank.com

Contacts:
Richard Wayne President & Chief Executive Officer (207) 786-3245 rwayne@northeastbank.com **Brian Shaughnessy** Chief Financial Officer & Treasurer (207) 786-3245 bshaughnessy@northeastbank.com